Financial Instruments with Off-Balance Sheet Risk	12 Months Ended
Mar. 31, 2012
Investments, All Other Investments [Abstract]
Financial Instruments Disclosure [Text Block]

Note 20:    Financial Instruments with Off-Balance Sheet Risk

Standby Letters of Credit

In the normal course of business, the Company issues various financial standby, performance standby, and commercial letters of credit for its customers. As consideration for the letters of credit, the institution charges letter of credit fees based on the face amount of the letters and the creditworthiness of the counterparties. These letters of credit are stand-alone agreements and are unrelated to any obligation the depositor has to the Company.

Standby letters of credit are irrevocable conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Financial standby letters of credit are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Performance standby letters of credit are issued to guarantee performance of certain customers under non-financial contractual obligations. The credit risk involved in issuing standby letters of credit is essentially the same as that involved in extending loans to customers.

The Company had total outstanding standby letters of credit amounting to $528,000 and $381,000 at March 31, 2012 and 2011, respectively, with terms ranging from 12 to 18 months. At March 31, 2012 and 2011, the Bank’s deferred revenue under standby letters of credit agreements was nominal.

Lines of Credit and Commitments to Fund Loans

Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Lines of credit generally have fixed expiration dates. Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable; inventory; property, plant, and equipment; commercial real estate; and residential real estate. Management uses the same credit policies in granting lines of credit as it does for on-balance-sheet instruments.

At March 31, 2012, the Company had granted unused lines of credit to borrowers aggregating approximately $19,215,000 and $9,066,000 for commercial lines and consumer lines, respectively. At March 31, 2011, unused lines of credit to borrowers aggregated approximately $17,121,000 for commercial lines and $7,929,000 for consumer lines.

      Loans committed to but not yet funded as of March 31, 2012 and 2011 amounted to $7,797,000 and $7,532,000, respectively. As of March 31, 2012 and 2011, those loans at fixed rates amounted to $6,499,000 and $5,884,000, respectively, with $1,668,000 at March 31, 2012 and $3,806,000 at March 31, 2011 scheduled to be sold in the secondary market. The range of fixed rates was from 3.00% to 7.00% as of March 31, 2012. Commitments to fund loans with floating rates, to be held for investment, amounted to $1,298,000, and $1,648,000, at March 31, 2012 and 2011, respectively. Floating rates ranged from 3.25% to 6.00% as of March 31, 2012.